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                                                                    Exhibit 10.a

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 3th day of December, 2003, by and between RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation (the "Borrower") and FLEET CAPITAL CORPORATION successor-by-merger with Summit Business Capital Corp. (the "Lender").

         WHEREAS, the Borrower and the Lender are parties to a certain Loan and Security Agreement dated January 6, 1995 as amended from time to time (collectively, the "Loan Agreement"), relating to financing by the Lender to the Borrower (all capitalized terms used, but not specifically defined herein, shall have the meaning provided for such terms in the Loan Agreement); and

         WHEREAS, the Borrower has requested and the Lender has agreed to make certain revisions to the terms and conditions of the Loan Agreement, as amended by the Amendment; and

         WHEREAS, to induce the Lender to amend certain terms and conditions of the Loan Agreement, the Borrower has offered to execute and deliver the Amendment.

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

     1. As of the date of this Amendment,Section 1.1 (aa) of the Loan Agreement is amended in its entirety as follows:

     "Obligations": all Loans and all other advances (including, but not limited to, Letter of Credit reimbursement obligations, obligations arising under any interest or currency swap, future, option or similar arrangements, foreign exchange contracts, all obligations arising from any derivative transactions and electronic funds transfers (whether through automated clearing house or otherwise) or out of Lender's non-receipt or inability to collect funds or otherwise not being made whole in connection with depositing transfer checks or similar arrangements) debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender, and/or to any affiliate of Lender, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     2. As of the date of this Amendment, the Lender permits the execution and delivery of a Lease Agreement between the Borrower and LIT-Nicholas/Ridge, L.L.C. dated October 9, 2003.



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     3. As of the date of this Agreement,  Section 2.1 (h) of the Loan Agreement is hereby amended and changed to read as follows:

     (h) Upon the request of the Borrower, the Lender agrees to issue from time to time prior to the Revolving Loan Final Maturity Date (i) documentary Letters of Credit in the aggregate face amount of up to Seven Hundred Thousand ($700,000) Dollars and (ii) standby Letters of Credit in the aggregate face amount of up to Two Hundred Fifty Thousand ($250,000) Dollars, all in such form as may be approved from time to time by the Lender, and in accordance with the Letter of Credit Application; provided, however, that the Lender's agreement to issue Letters of Credit shall terminate immediately upon termination of the Revolving Loan. Each documentary Letter of Credit shall be for periods of not more than sixty (60) days. No documentary Letter of Credit shall have an expiration date later than thirty (30) days prior to the Revolving Loan Final Maturity Date. Each standby Letter of Credit shall have an expiration date of
(i) not more than one (1) year after the date of issuance or (ii) thirty(30) days prior to the Revolving Loan Final Maturity Date, whichever of (i) or (ii) occurs earlier. Each standby Letter of Credit may, if required, provide for automatic renewal unless the beneficiary is notified within thirty (30) days prior to the expiration date; provided, however, that no standby Letter of Credit shall provide for automatic renewal beyond the Revolving Loan Final Maturity Date."

     4. As of the date of this Amendment, Section 6.25 (i) of the Loan Agreement is hereby amended and changed to read as follows:

        6.25 (i) Permit or cause any change in the person of Louis V. Aronson II, as President of the Borrower and/ or guarantor, Ronson Corporation, unless otherwise approved by the Lender in writing, in its sole discretion.

     5. As of the date of this Amendment, Section 7 of the Loan Agreement is hereby amended by adding the following subsection:

        7.8 Upon the occurrence of a default or event of default pursuant to the ISDA Master Agreement dated as of December 3, 2003 between the Borrower and Fleet National Bank.

     6. The Borrower shall pay on demand all legal fees, recording expenses and other reasonable and necessary disbursements of the Lender and its counsel incident to the preparation, execution and delivery of this Amendment.

     7. The Borrower acknowledges that its obligations to the Lender pursuant to the Loan Agreement, as amended herein, are due and owing by the Borrower to the Lender without any defenses, set-offs, recoupments, claims or counterclaims of any kind as of the date hereof. To the extent that any defenses, set-offs, recoupments, claims or counterclaims may exist as of the date hereof, the Borrower waives and releases the Lender from the same.

     8. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that the representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This agreement, reaffirmation and acknowledgment is given to the Lender by the Borrower without

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defenses,  claims or  counterclaims  of any kind.  To the  extent  that any such defenses, claims or counterclaims against the Lender may exist, the Borrower waives and releases the Lender from the same.

     9. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement. All terms, covenants, representations and warranties made to Lender by Borrower in the Loan Agreement are to be true, accurate and complete for the duration of the term of the Loan Agreement.

     10. All other terms and conditions of the Loan Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrower to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

     11. This Amendment shall not constitute a waiver or modification of any of the Lender's rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Agreement and applicable law.

     12. The failure of the Borrower to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement, and the Lender shall be entitled to all of its rights and remedies under the Loan Agreement and applicable law.

     13. This Amendment may be executed in counterparts, each of which, when taken together, shall be deemed to be one and the same instrument.

Executed on the date first written above.





WITNESS:                                RONSON CONSUMER PRODUCTS
                                        CORPORATION

                                        By:/s/ Louis V. Aronson, II
------------------------------------       -------------------------------------
                                           Louis V. Aronson, II
                                           President and Chief Executive Officer



                                               FLEET CAPITAL
                                               CORPORATION
                                               successor-by-merger
                                               with Summit
                                               Business Capital
                                               Corp.


                                               By: /s/ Charles Kirschner
                                                 -------------------------------
                                               Charles Kirschner, Vice President